EXHIBIT 10.18

                                 GUARANTY


     THIS GUARANTY ("Guaranty"), dated as of the 20th day of October, 1997, is executed and delivered by YARLOW, INC., a Nevada corporation ( Yarlow ), THOMAS W. YARBROUGH
( Yarbrough ), MICHAEL C. SOMMERS ( Sommers ), and WILLIAM J.
CRANDELL
( Crandell )(collectively, "Guarantors"), in favor of INTERNATIONAL SPORTS WAGERING,
INC., a Delaware corporation ("Beneficiary"), and in light of the following:

     WHEREAS, Yarlow owns and operates a casino business on certain real property located in Henderson, Nevada, which is owned by T & D, a Nevada General
Partnership ( T & D ), and
Yarbrough, Sommers, and Crandell are shareholders in Yarlow; and

     WHEREAS, T & D desires to borrow from Beneficiary a loan in the amount of Fifty
Thousand and No/100 Dollars ($50,000.00)( Loan ), which T & D intends to loan to Yarlow, for the payment of federal taxes, interest and/or penalties resulting in substantial benefits to the
Guarantors; and

     WHEREAS, Beneficiary is only willing to extend the Loan to T
& D on the condition that
Guarantors guarantee T & D s performance under the promissory note evidencing the Loan, in the manner herein provided;

     NOW, THEREFORE, in order to induce Beneficiary to extend the Loan to T & D and in consideration of the promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby agree as follows:

     1. Guarantied Obligations. Guarantors hereby irrevocably, unconditionally, and jointly and severally guarantee to Beneficiary, as and for each of the Guarantors' own debt, throughout the entire period in which any monies shall remain due and owing from T & D to Beneficiary under the
Loan, the punctual payment of any and all amounts due and owing by T & D to Beneficiary under the Loan and the faithful and timely performance of all other obligations and duties of T & D under the promissory note evidencing the Loan ( Note ) and under the Short Form Deed of Trust and
Assignment of Rents ( Deed of Trust ), dated October 20, 1997, from Maker, as Trustor, to Nevada
Title Company, as Trustee for the benefit of Holder Deed of Trust securing the same (collectively,
"Guarantied Obligations"). Notwithstanding any other provision hereof, is understood and agreed by the Guarantors that, to the extent that the Deed of Trust is not duly executed or recorded, or is for any reason whatsoever reconveyed, annulled, voided, or otherwise rendered or deemed unenforceable, other than for the repayment in full of the Note and Loan the Guarantors obligations hereunder shall remain in full force and effect as to all other Guarantied Obligations. The
Guarantors further guarantee that the proceeds of the Loan, along with $25,000.00 of additional funds, shall be paid to the Internal Revenue Service for federal taxes, interest and/or penalties. It is the intent of Guarantors that the guaranty set forth herein shall be a guaranty of payment and performance and not a guaranty of collection.

     2. Scope and Nature of Guaranty. This Guaranty shall be for the entire term in which any amounts of principal and interest shall remain due and owing to Beneficiary under the Note and Loan and includes Guarantied Obligations arising under any extensions, modifications, amendments, or changes to the Note or Deed of Trust, regardless of whether such shall have the effect of continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied
Obligations, changing the payment terms or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantors hereby waive any right to revoke this Guaranty as to any future amounts owed by T & D under the Note and Loan. If such a revocation is effective notwithstanding the foregoing waiver, Guarantors acknowledge and agree that
(a) no such revocation shall be effective until written notice thereof has been received and acknowledged by Beneficiary, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the payment terms or other terms and conditions thereof to the extent permitted by law),
(c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiary in existence on the date of such revocation, (d) no payment by Guarantors, by T & D, or from any other source prior to the date of such revocation shall reduce the maximum obligation of Guarantors hereunder, and
(e) any payment by T & D or from any source other than Guarantors subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which is not, therefore, guarantied hereunder.

     3. Performance under this Guaranty. In the event that T & D fails to make any payment or performance of any Guarantied Obligations on or before the due date thereof, Guarantors immediately shall cause such payment or performance to be made and all other obligations under the Note and Loan to be performed, kept, observed, or fulfilled.

     4. Primary Obligations. This Guaranty is a primary and original obligation of
Guarantors, is not merely the creation of a surety relationship, and is an absolute and unconditional guaranty of payment and performance, which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Note. Guarantors agree that they are directly, and jointly and severally with each other and with any other guarantor of the Guarantied Obligations, liable to Beneficiary, that the obligations of Guarantors hereunder are independent of the obligations of T & D or any other guarantor, and that a separate action may be brought against Guarantors, whether such action is brought against T
& D or any other guarantor, or whether T & D or any such other guarantor is joined in such action.
Guarantors agree that their liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiary of whatever remedies it may have against T & D or any other guarantor, or the enforcement of any lien, realization upon any security, or enforcement of any assignment of revenues that Beneficiary may at any time possess. Guarantors agree that any release that may be given by Beneficiary to T & D or any other guarantor shall not release Guarantors.
Guarantors consent and agree that Beneficiary shall be under no obligation to marshal any property or assets of T & D or of any other guarantor in favor of Guarantors, or against or in payment of any or all of the Guarantied Obligations.

     5.   Waivers.

     (a) Guarantors hereby waive: (i) notice of acceptance hereof; (ii) notice of the creation, extension, or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied
Obligations, subject, however, to Guarantors' right to make inquiry of Beneficiary to ascertain the amount of the Guarantied Obligations at any reasonable time;
(iv)  notice of any adverse change in
the financial condition of T & D or of any other fact that might increase Guarantors' risk hereunder;
(v) notice of presentment for payment, demand, protest, and notice thereof as to the Note or any other instrument; (vi) notice of any default or event of default (except if such notice is specifically required to be given to Guarantors under this Guaranty or any other document to which Guarantors are parties) and demands to which Guarantors might otherwise be entitled.

     (b) To the fullest extent permitted by applicable law, Guarantors waive the right by statute or otherwise to require Beneficiary to institute suit against T & D or to exhaust any rights or remedies that Beneficiary has or may have against T & D. In this regard, Guarantors agree that they are bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiary by
Guarantors. Guarantors further waive any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations have been indefeasibly paid) of T
& D or by reason of the cessation from any cause whatsoever of the liability of T & D in respect thereof.

     (c) To the maximum extent permitted by law, the Guarantors hereby waive: (i) any rights to assert against Beneficiary any defense (legal or equitable), set-off, counterclaim, or claim that
Guarantors may now or at any time hereafter have against T & D or any other party liable to
Beneficiary; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiary;
(iv)  the benefit of any statute of
limitations affecting Guarantors' liability hereunder or the enforcement thereof, and any act that shall defer or delay the operation of any statute of limitations applicable to Guarantors' liability hereunder;
and (v) any defense or benefit that may be derived from or afforded by law that limits the liability of or exonerates guaranties or sureties.

     (d) Guarantors also hereby waive any claim, right or remedy that Guarantors may now have or hereafter acquire against T & D that arises hereunder and/or from the performance by Guarantors hereunder, including without limitation any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy that Beneficiary has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     6. Releases. Guarantors consent and agree that, without notice to or by Guarantors and without affecting or impairing the obligations of Guarantors hereunder, Beneficiary may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to the Guarantied Obligations, or may grant other indulgences to T & D in respect thereof, or may amend or modify in any manner and at any time (or from time to time) Note or the Deed of Trust (as described in
Section 7 hereof), or may, by action
or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied
Obligations or any other guaranty of the Guarantied Obligation, or any portion thereof.

     7. Deed of Trust. The Note and Loan shall also be secured by the Deed of Trust
Nevertheless, Guarantors agree that Beneficiary may, in its sole discretion, without notice or demand and without affecting the liability of Guarantors under this Guaranty, foreclose pursuant to the terms of or otherwise enforce the Deed of Trust. Guarantors understand that the exercise by Beneficiary of certain rights and remedies contained in the Deed of Trust may affect or eliminate Guarantors' right of subrogation against T & D and that Guarantors may, therefore, incur a partially or totally non-reimbursable liability hereunder. Nevertheless, Guarantors hereby authorize and empower
Beneficiary to exercise, in its sole discretion, any rights and remedies, or any combination thereof, that may then be available, since it is the intent and purpose of Guarantors that the obligations hereunder shall be absolute, independent, and unconditional under any and all circumstances.
Notwithstanding any foreclosure under the Deed of Trust, or the exercise by Beneficiary of any other legal rights, regardless of how exercised, Guarantors shall remain bound under this Guaranty, including their obligation to pay any deficiency following a foreclosure or any exercise of other rights.

     8. No Election. Beneficiary shall have the right to seek recourse against Guarantors to the fullest extent provided for herein and no election by Beneficiary to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Beneficiary's right to proceed in any other form of action or proceeding or against other parties unless Beneficiary has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiary under any document or instrument evidencing the
Guarantied Obligations shall serve to diminish the liability of Guarantors under this Guaranty except to the extent that Beneficiary finally and unconditionally shall have realized indefeasible payment, satisfaction, and performance of all of the Guarantied Obligations by such action or proceeding.

     9. Indefeasible Payment, Satisfaction, and Performance. The Guarantied Obligations shall not be considered indefeasibly paid, satisfied, or performed for purposes of this Guaranty unless and until (a) all payments under Note and Loan have been made to Beneficiary and such payments are no longer subject to any right on the part of any person whomsoever, including without limitation T & D, T & D as a debtor in possession, or any trustee (whether appointed under the
Bankruptcy Code or otherwise) of T & D's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential, (b) all other obligations under the Note have been fully satisfied and performed. In the event that, for any reason, all or any portion of such payments are set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantors shall be liable for the full amount that is required to be repaid, plus any and all costs and expenses (including attorneys' fees and expenses) payable by Beneficiary in connection therewith.

     10.  Financial Condition of T & D.   Guarantors represent
and warrant to Beneficiary that
they are currently informed of the financial condition of T & D and of all other circumstances that a diligent inquiry would reveal and that bear upon the risk of nonpayment or nonperformance of the
Guarantied Obligations. Guarantors further represent and warrant to Beneficiary that they have read and understand the terms and conditions of the Note, of this Guaranty, and of each and all of the documents referenced in this Guaranty. Guarantors hereby covenant that they will continue to keep themselves informed of T & D's financial condition, the financial condition of other guarantors, if any, and of all other circumstances that bear upon the risk of nonpayment or nonperformance of the
Guarantied Obligations.

     11.  Subordination.   Any indebtedness of T & D now or
hereafter held by Guarantors is
hereby subordinated to the indebtedness of T & D to Beneficiary; and from and after the occurrence of a default or an event of default under the Note and for so long as such a default or event of default shall continue, such indebtedness of T & D to Guarantors, if Beneficiary so requests, shall be collected, enforced and received by Guarantors as trustee for T & D and paid over to Beneficiary on account of the indebtedness of T & D to Beneficiary, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.

     12.  Method and Application of Payments.   All payments to
be made hereunder by
Guarantors shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantors hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by
Beneficiary in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiary constituting Guarantied
Obligations; and third, to the balance of the Guarantied
Obligations.

     13.  Negative Covenants.  Unless and until the Guarantied
Obligations are fully satisfied,
Guarantors agree that they shall not, without the express written consent of Beneficiary:

     (a) Sell, transfer, assign, or otherwise dispose of more than twenty-five percent (25%) of their respective assets (as determined by fair market value), whether by one transaction or by a series of transactions, except as expressly provided herein;

     (b) Actually or constructively remove any material portion of Guarantors' assets to a location outside of the continental United States of America;

     (c) Create, incur, assume, or suffer to exist, any lien, security interest, or encumbrance upon or with respect to any of its assets, now owned or hereafter acquired, except for liens or encumbrances in favor of Beneficiary.

     14.  Costs to Prevailing Party.   If any action or
proceeding is brought by any party against any other party under this Guaranty, the prevailing party shall be entitled to recover such costs and attorneys' fees and expenses as the court in such action or proceeding may adjudge reasonable.

     15.  Notices.   Unless otherwise specifically provided
herein, any notice or other
communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telefacsimile or telex or four (4) business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 15) shall be as set forth below, designated by such party in a written notice to all of the other parties:

          If to Guarantors:        Yarlow, Inc.
                         444 W. Sunset Road
                         Henderson, Nevada 89015


                         Thomas W. Yarbrough
                         444 W. Sunset Road
                         Henderson, Nevada 89015

                         Michael Sommers
                         761 Northwood Blvd.
                         Incline Village, Nevada 89451


                         William J. Crandell
                         761 Northwood Blvd.
                         Incline Village, Nevada 89451

          With a copy to:
____________________________________
                         ____________________________________
                         ____________________________________


          If to Beneficiary:  International Sports Wagering, Inc.
                         201 Lower Notch Road
                         Little Falls, New Jersey  07424
                         Att n: Barry Mindes

          With a copy to:     Schreck Morris
                         300 So. Fourth Street, Suite 1200
                         Las Vegas, Nevada  89101
                         Att n: James R. Chamberlain, Esq.

     16.  Cumulative Remedies.   No remedy under this Guaranty,
under the Note, under the
Deed of Trust, or under any other document or instrument related thereto is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Note, under the Deed of Trust, or under such other documents or instruments, as well as all those provided at law or in equity. No delay or omission by Beneficiary to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiary to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

     17.  Severability of Provisions.   Any provision of this
Guaranty that is prohibited or
unenforceable under applicable law, shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof.

     18.  Entire Agreement; Amendments.   This Guaranty, together
with any Exhibits hereto,
constitute the entire agreement between Guarantors and Beneficiary pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provisions hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantors and Beneficiary. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given.
No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     19.  Successors and Assigns.   This Guaranty shall be
binding upon Guarantors and their
successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiary;
provided, however, Guarantors shall not assign this Guaranty or delegate any of its duties hereunder without Beneficiary's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiary, the rights and benefits herein conferred upon Beneficiary shall automatically extend to and be vested in such assignee or other transferee.

     20. Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty.
Any reference in this Guaranty to any documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

     21. Time of Essence. Time is of the essence of this Guaranty.

     22.  Choice of Law and Venue; Service of Process.   The
validity of this Guaranty, its
construction, interpretation, and enforcement, and the rights of Guarantors and Beneficiary, shall be determined under, governed by, and construed in accordance with the internal laws of the State of Nevada, without regard to principles of conflicts of law. All judicial proceedings brought against
Guarantors with respect to this Guaranty may be brought in any state or federal court of competent jurisdiction in the state of Nevada, and by execution and delivery of this Guaranty, Guarantors accept, for themselves and in connection with their assets, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agree to be bound by any final judgment rendered thereby in connection with this Guaranty from which no appeal has been taken or is available.

     23.  Waiver of Jury Trial.   To the maximum extent permitted
by law or equity,
Guarantors and Beneficiary each mutually hereby expressly waives any right to trial by jury of any action, cause of action, claim, demand, or proceeding arising under or with respect to this Guaranty, or in any way connected with, related to, or incidental to the dealings of Guarantors and Beneficiary with respect to this Guaranty, or the transactions related hereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, or otherwise. To the maximum extent permitted by law or equity, Guarantors and Beneficiary each mutually hereby agrees that any such action, cause of action, claim, demand, or proceeding shall be decided by a court trial without a jury and that the defending party may file an original counterpart of this section with any court or other tribunal as written evidence of the consent of the complaining party to the waiver of its right to trial by jury.

     24. Counterparts. This Guaranty may be executed in any number of counterparts, which when so executed and delivered shall be deemed an original, and such counterparts shall constitute one and the same Guaranty. Notwithstanding the foregoing, in the event that any one or more of the Guarantors fails to sign this Guaranty for any reason whatsoever, the remaining Guarantor(s) shall nevertheless be bound by the terms and conditions hereof. A duly executed facsimile of this
Guaranty may be enforced as if an original hereof.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty as of the day and year first written above.

"GUARANTORS"

YARLOW, INC., a Nevada
corporation


By:/s/ Thomas W. Yarbrough
     Thomas W. Yarbrough, President


/s/ Thomas W. Yarbrough
Thomas W. Yarbrough


/s/ Michael C. Sommers
Michael C. Sommers



William J. Crandell


     This Guaranty is accepted this 20th day of October, 1997.

                          BENEFICIARY

                         INTERNATIONAL SPORTS WAGERING, INC.,
                         a Delaware corporation


                         By:/s/ Barry Mindes

                         Its:  Chairman of the Board

STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the 20th day of October, 1997, by Thomas
W. Yarbrough, individually and as President of Yarlow, Inc..


                                    /s/ Hugo W. Capagli

                                   Notary Public
                                   (My commission expires
1/15/99)


STATE OF NEVADA     )
                    ) ss.
COUNTY OF WASHOE    )

     This instrument was acknowledged before me on the 20th day of October, 1997, by Michael
C. Sommers.


                                   /s/ Marie A. Young

                                   Notary Public
                                   (My commission expires
4/21/01)


STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the __________ day of
__________________, 1997, by William J. Crandell.




                                   Notary Public

STATE OF NEVADA     )
                    ) ss.
COUNTY OF CLARK     )

     This instrument was acknowledged before me on the __________ day of
__________________, 1997, by ____________________, as President
of International Sports
Wagering, Inc..




                                   Notary Public
                                   (My commission
expires________)